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                                                                 EXHIBIT 10.19.4

                                THIRD AMENDMENT
                                       TO
                             STOCKHOLDERS AGREEMENT



         THIS THIRD AMENDMENT TO STOCKHOLDERS AGREEMENT (this "Third Amendment") amends that certain Stockholders Agreement, dated as of November 26, 1996, as amended (the "Stockholders Agreement"), by and among Capstar Broadcasting Partners, Inc., a Delaware corporation, the securityholders listed on the signature pages thereto, and HMTF Operating, Inc., a Texas corporation (formerly named Hicks, Muse, Tate & Furst Incorporated, "HMTF"), and is entered into as of May 18, 1998, by and among Capstar Broadcasting Corporation, a Delaware corporation (the "Company"), HMTF and the Holders (as defined in the Stockholders Agreement). A copy of the Stockholders Agreement is attached hereto as Exhibit A.


                                   RECITALS:

         WHEREAS, the parties to the Stockholders Agreement desire to amend the Stockholders Agreement as provided herein pursuant to Section 8.7.2 of the Stockholders Agreement; and

         WHEREAS, any capitalized term used herein, and not otherwise defined herein, shall have the meaning set forth in the Stockholders Agreement.


                                  AGREEMENTS:

         NOW, THEREFORE, in consideration of the foregoing and the agreements herein contained, the parties hereto covenant and agree as follows:

         1. Section 1.1 of the Stockholders Agreement is amended by adding the following definitions:

                          "Class A Common Stock" means shares of the Class A
                 Common Stock, $0.01 par value per share, of the Company, and any capital stock into which such Class A Common Stock thereafter may be changed.

                          "Class B Common Stock" means shares of the Class B
                 Common Stock, $0.01 par value per share, of the Company, and any capital stock into which such Class B Common Stock thereafter may be changed.

                          "Class C Common Stock" means shares of the Class C
                 Common Stock, $0.01 par value per share, of the Company, and any capital stock into which such Class C Common Stock thereafter may be changed.
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                          "Warrant" means that certain Warrant dated April 1,
                 1998, for 1,500,000 shares of Class A Common Stock, issued by the Company to William S. Banowsky, Jr.

                          "Warrant Shares" means shares of Class A Common Stock
                 issuable to a Holder upon the exercise of the Warrant.

         2.      Each of the following definitions that are set forth in
Section 1.1 of the Stockholders Agreement is amended and restated to read in its entirety as follows:

                          "Common Stock" means shares of the Class A Common
                 Stock, Class B Common Stock and Class C Common Stock of the Company, and any capital stock into which such Common Stock thereafter may be changed.

                          "Common Stock Equivalents" means, other than the
                 Warrant, without duplication with any other Common Stock or Common Stock Equivalents, any rights, warrants, options, convertible securities or indebtedness, exchangeable securities or indebtedness, or other rights, exercisable for or convertible or exchangeable into, directly or indirectly, Common Stock of the Company and securities convertible or exchangeable into Common Stock of the Company, whether at the time of issuance or upon the passage of time or the occurrence of some future event; provided, however, Common Stock Equivalents shall not include any options awarded under the Company's 1997 Stock Option Plan or any successor plan thereto or any shares of Common Stock issued upon exercise of such options or any securities into which such shares may be converted pursuant to such Plan.

                          "Fully-Diluted Common Stock" means, at any time, the
                 then outstanding Common Stock of the Company plus (without duplication) all shares of Common Stock issuable, whether at such time or upon the passage of time or the occurrence of future events, upon the exercise, conversion, or exchange of
                 (i) all then outstanding Common Stock Equivalents and (ii) the Warrant.

                          "Registrable Shares" means at any time (i) the Class
                 A Common Stock owned by the Holders on the date hereof or on the date that any Holder executes this Stockholders Agreement and any capital stock into which such Class A Common Stock may be changed and (ii) the Warrant Shares; provided, however, that Registrable Shares shall not include any shares (i) the sale of which has been registered pursuant to the Securities Act and which shares have been sold pursuant to such registration, (ii) which have been sold to the public pursuant to Rule 144 of the SEC under the Securities Act, or (iii) issued upon the exercise of any options awarded under the Company's



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                 1997 Stock Option Plan or any successor plan thereto.  For purposes of determining a Holder's right to any benefit afforded, or to exercise any rights granted, to a Holder of Registrable Shares hereunder, any Securities that are convertible into or exercisable or exchangeable for Registrable Shares shall be deemed to be that number of Registrable Shares into which such Securities may be converted or for which such Securities may be exercised or exchanged at any point in time.

                          "Securities" means the Common Stock, the Warrant
                 Shares and the Warrant; provided, however, that Securities shall not include any shares of Common Stock issued upon the exercise of any options awarded under the Company's 1997 Stock Option Plan or any successor plan thereto.

         3. Section 6.1.1 is amended and restated in its entirety as follows:

                          6.1.1 Purchase Option. If (i), and at such time as, a Holder is no longer a director, officer or employee of the Company or any Subsidiary of the Company, for any reason at any time or (ii) a Change of Control occurs, the Company shall have the option (the "Purchase Option") to purchase, and if the Purchase Option is exercised, such Holder (or the executor or administrator of such Holder's estate, in the event of such Holder's death, or such Holder's legal representative in the event of his incapacity) (hereinafter, collectively with such Holder, the "Grantor") shall sell to HMTF, (or as provided in Section 6.1.4 an assignee of HMTF) all or any portion (at the option of HMTF acting for itself or, if applicable, its assignee) of the shares of Common Stock, the Warrant and/or Common Stock Equivalents held by the Grantor (such shares of Common Stock, the Warrant and/or Common Stock Equivalents collectively being referred to as the "Purchasable Securities"), subject to HMTF's (or, if applicable, its assignee) compliance with the conditions hereinafter set forth. HMTF (acting for itself or, if applicable, its assignee) shall give notice (the "Purchase Notice") in writing to the Grantor of the exercise of the Purchase Option within one year from the date such Holder is no longer a director, officer or employee of the Company or any Subsidiary of the Company or such Change of Control. Such Purchase Notice shall state the number of Purchasable Securities to be purchased and the exercise price for each Purchasable Security (on a per share basis or, in the case of securities other than capital stock, other applicable denomination). If no notice is given within the time limit specified above, the Purchase Option shall terminate.





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         4.      Section 8.4 is amended by adding the following after the last sentence of Section 8.4:

                 If other than the Company, the issuer of any capital stock into which Common Stock may be changed shall execute and deliver to the Holders, as a condition precedent to effecting such change, an agreement substantially similar to this Stockholders Agreement in which the issuer is the "Company."

         5. Except as herein specifically amended or supplemented, the Stockholders Agreement shall continue in full force and effect in accordance with its terms.

         6. This Third Amendment may be executed and delivered (including by facsimile transmission) in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

                  [Remainder of page intentionally left blank]





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         IN WITNESS WHEREOF, the parties hereto have duly executed this Second
Amendment effective as of the date first written above.

                                       CAPSTAR BROADCASTING CORPORATION



                                       By:
                                               ---------------------------------
                                       Name:
                                               ---------------------------------
                                       Title:
                                               ---------------------------------


                                       HMTF OPERATING, INC.



                                       By:
                                               ---------------------------------
                                       Name:
                                               ---------------------------------
                                       Title:
                                               ---------------------------------

                                       HOLDERS:




                                       -----------------------------------------
                                       Scott J. Bacherman



                                       -----------------------------------------
                                       William S. Banowsky, Jr.



                                       -----------------------------------------
                                       Marc Berman



                                       -----------------------------------------
                                       Sharon A. Chambers



                                       -----------------------------------------
                                       Steven Dinetz



                                       -----------------------------------------
                                       Charles DiToro





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                                       -----------------------------------------
                                       Patia A. Gaugh



                                       -----------------------------------------
                                       Judy Jennings-Riffe



                                       -----------------------------------------
                                       Rich Lewis



                                       -----------------------------------------
                                       Joseph L. Mathias



                                       -----------------------------------------
                                       Frank D. Osborn



                                       -----------------------------------------
                                       Josephine N. Osborn as custodian for
                                       Allison W. Osborn under the Uniform Gifts to Minors Act



                                       -----------------------------------------
                                       Josephine N. Osborn as custodian for
                                       Caroline L. Osborn under the Uniform
                                       Gifts to Minors Act



                                       -----------------------------------------
                                       Josephine N. Osborn as custodian for
                                       Elizabeth A. Osborn under the Uniform
                                       Gifts to Minors Act



                                       -----------------------------------------
                                       Josephine N. Osborn as custodian for
                                       Frank W. Osborn under the Uniform Gifts
                                       to Minors Act



                                       -----------------------------------------
                                       Josephine N. Osborn as custodian for
                                       Katherine N. Osborn under the Uniform
                                       Gifts to Minors Act





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                                       -----------------------------------------
                                       Mary K. Quass



                                       -----------------------------------------
                                       James T. Shea



                                       -----------------------------------------
                                       Jay Sterin



                                       -----------------------------------------
                                       Claude C. Turner



                                       -----------------------------------------
                                       R. Gerald Turner



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                                   EXHIBIT A

                             Stockholders Agreement